                               NAFCO FUNDING TRUST
                                 as Transferor,

                       NATIONAL AUTO FINANCE COMPANY L.P.
                                as Administrator,

                                       and

                              BANKERS TRUST COMPANY
                                   as Trustee

                    -----------------------------------------

                        SERIES 1994-R, CLASS B SUPPLEMENT

                          dated as of December 8, 1994

                                     to the

                      POOLING AND ADMINISTRATION AGREEMENT

                          dated as of December 8, 1994

                    -----------------------------------------

                       NAFCO AUTO RECEIVABLES MASTER TRUST


                 $25,000,000 SERIES 1994-R, CLASS B CERTIFICATES

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                                TABLE OF CONTENTS

                                                                    Page
                                                                    ----

                                    ARTICLE I

                     DEFINITIONS; INCORPORATION OF TERMS OF
                      Pooling and Administration AGREEMENT

      SECTION 1.01  Definitions......................................  1
      SECTION 1.02  Incorporation of Terms and Conditions of
                  Pooling and Administration Agreement...............  4

                                   ARTICLE II

                                   DESIGNATION

      SECTION 2.01  Designation......................................  4

                                   ARTICLE III

                                    PAYMENTS

      SECTION 3.01  Payments.........................................  5
      SECTION 3.02  Interest.........................................  5
      SECTION 3.03  Principal........................................  5

                                   ARTICLE IV

                                  MISCELLANEOUS

      SECTION 4.01  Governing Law....................................  6
      SECTION 4.02  Execution in Counterparts........................  6
      SECTION 4.03  Effect of Unenforceable Provisions...............  6
      SECTION 4.04  Amendment, Waiver, Etc...........................  6
      SECTION 4.05  The Trustee......................................  7
      SECTION 4.06  Instructions in Writing..........................  7
      Section 4.07  Limitation of Liability..........................  7


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                        SERIES 1994-R, CLASS B SUPPLEMENT

     THIS SERIES 1994-R, CLASS B SUPPLEMENT, dated as of December 8, 1994 (this "Supplement"), is made by and among NAFCO Funding Trust, a Delaware business trust, as transferor ("NAFCO"), National Auto Finance Company L.P., a Delaware limited partnership, as administrator (in such capacity, together with any successor in such capacity, the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee (in such capacity, together with any successor in such capacity, the "Trustee").

     Pursuant to the Pooling and Administration Agreement, dated as of December 8, 1994 (as it may be amended, supplemented or otherwise modified from time to time and as supplemented hereby, the "Pooling and Administration Agreement"), among NAFCO, the Administrator and the Trustee, NAFCO may from time to time direct the Trustee to issue, on behalf of the Trust, one or more Series of Certificates representing undivided interests in the Trust. Certain terms applicable to any such Series are to be set forth in a Supplement.

     Pursuant to this Supplement, NAFCO and the Trustee shall create a Series of Certificates and specify certain terms thereof.

                                    ARTICLE I

                     DEFINITIONS; INCORPORATION OF TERMS OF
                      Pooling and Administration AGREEMENT

     SECTION 1.01 Definitions. (a) Capitalized terms that are used but not defined herein have the meanings that Appendix A to the Pooling and Administration Agreement ascribes to such terms. In addition, this Supplement shall be interpreted in accordance with the conventions set forth in Parts B, C and D of that Appendix A. Except as expressly provided otherwise herein, references herein to an "Article," "Section," or "clause" refer to an Article, Section, or clause of this Supplement.


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

     (b) Each capitalized term defined herein relates only to the Series 1994-R, Class B Certificates and to no other Series of Certificates issued by the Trust. Whenever used in this Supplement, the following words and phrases shall have the following meanings:

     "Applicable Rating Agencies" means each nationally recognized rating agency that, at the request of NAFCO, from time to time maintains a credit rating of the Class B Certificates.

     "Certificate Purchase Agreement" means the Certificate Purchase Agreement dated as of the date hereof among NAFCO, National Auto Finance Company L.P. and First Union National Bank of North Carolina, as the same may be amended, supplemented or otherwise modified from time to time.


     "Class B Certificates" shall mean the Series 1994-R, Class B Certificates issued pursuant to the Pooling and Administration Agreement and this Supplement.

     "Class B Interest Distributable Amount" means, with respect to any Distribution Date, the sum of (i) the sum of the daily interest accruals on the outstanding principal balance of the Prime Tranche as of the close of business on each day during the related Yield Period and (ii) the sum of the daily interest accruals on the outstanding principal balance of any Maturing Eurodollar Tranches as of the close of business on each day during the related Yield Period.

     "Class B Principal Distributable Amount" means, with respect to any Distribution Date, the lesser of (a) the outstanding principal balance of the Class B Certificates as of such Distribution Date (prior to giving effect to any distributions in reduction of the outstanding principal amount of the Class B Certificates made on such Distribution Date) and (b)(i) in the case of any Distribution Date that occurs prior to the Amortization Commencement Date, the lesser of (x) the Certificate Amortized Pool Balance for such Distribution Date less any amounts in respect thereof distributed in reduction of the principal balance of the Class A Certificates on such Distribution Date and (y) the sum of the outstanding principal balances of the Prime Tranche and any Maturing Eurodollar Tranches, (ii) in the case of any Distribution Date that occurs on or after the


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Early Amortization Commencement Date, and prior to the Liquidation Commencement
Date, the product of (A) the Class B Percentage and (B) the Certificate Amortized Pool Balance for such Distribution Date, and (iii) in the case of any Distribution Date that occurs on or after the Liquidation Commencement Date, an amount equal to the Certificate Amortized Pool Balance for such Distribution Date less any amounts in respect thereof distributed in reduction of the principal balance of the Class A Certificates on such Distribution Date.

     "Eurodollar Tranche" means, during any Yield Period, any portion of the Class B Certificate Principal Amount that has been designated by NAFCO in accordance with the Certificate Purchase Agreement to accrue interest based on LIBOR.

     "Maturing Eurodollar Tranche" means, with respect to any Distribution Date, any Eurodollar Tranche the related Yield Period of which concludes on such Distribution Date.

     "Prime Rate" means the "prime rate" of interest announced by the Purchaser from time to time, changing when and as such rate of interest changes.

     "Prime Tranche" means, at any time, the portion of the Class B Certificate Principal Amount that is designated by NAFCO in accordance with the Certificate Purchase Agreement to accrue interest based on the Prime Rate. Any change in the interest rate resulting from a change in the Prime Rate announced by the Purchaser shall become effective without prior notice to NAFCO or the Administrator as of 12:01 A.M. (New York time) on the Business Day on which each change in the Prime Rate is announced by the Purchaser.

     "Purchaser" means the First Union National Bank of North Carolina, as the purchaser under the Certificate Purchase Agreement.

     "Tranche" means each of the Prime Tranche and each Eurodollar Tranche.

     "Yield Period" means with respect to the Class B Certificates:


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

          (a) as to the Prime Tranche (if any), each period from the date upon which the Prime Tranche was designated as such pursuant to the Certificate Purchase Agreement to the next Distribution Date (except that the initial Yield Period shall commence on the Closing Date and end on the January 15, 1995 Distribution Date); and

          (b) as to each Eurodollar Tranche (if any) from time to time, each period from the Distribution Date designated as the commencement of such Yield Period pursuant to the Certificate Purchase Agreement to the Distribution Date specified at the time such Eurodollar Tranche was designated, provided that the Yield Period shall not extend beyond the third Distribution Date next succeeding the Distribution Date on which such Yield Period commenced.

     SECTION 1.02 Incorporation of Terms and Conditions of Pooling and Administration Agreement. This Supplement hereby incorporates by reference the terms and provisions of the Pooling and Administration Agreement as if such terms and conditions were set forth in full herein. As supplemented by this Supplement, the Pooling and Administration Agreement is hereby in all respects ratified and confirmed and the Pooling and Administration Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same agreement. In the event of any conflict or inconsistency between the terms of this Supplement and the terms of the Pooling and Administration Agreement as such terms apply to any of the Class B Certificates, the terms of this Supplement shall control with respect to the Class B Certificates.

                                   ARTICLE II

                                   DESIGNATION

     SECTION 2.01 Designation. There is hereby created a series of Certificates to be issued pursuant to the Pooling and Administration Agreement and this Supplement to be known as "Series 1994-R, Class B Certificates." The Trustee shall authenticate and deliver the Class B Certificates, to or upon the order of NAFCO, in an aggregate Stated Amount equal


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to $25 million. Each of the Class B Certificates shall be authenticated and delivered in the manner and at the times for authentication and delivery of Certificates that is specified in Article VI of the Pooling and Administration Agreement.

                                   ARTICLE III

                                    PAYMENTS

     SECTION 3.01 Payments. Except as expressly provided otherwise in this Supplement, interest and principal shall be distributed in respect of the Class B Certificates at the times described in, and in the amounts calculated pursuant to, Article IV of the Pooling and Administration Agreement for payments that are to be made with respect to Certificates.

     SECTION 3.02 Interest. (a) NAFCO shall have the right from time to time, in accordance with the terms and conditions in the Certificate Purchase Agreement, to allocate the outstanding principal amount under the Class B Certificates to multiple Tranches: one or more Eurodollar Tranches and a Prime Tranche. Interest on a Prime Tranche shall be payable on each Distribution Date, and interest on a Eurodollar Tranche shall be payable at the end of the applicable Yield Period, except that interest on the amount of any principal repaid on any other date shall be payable on the date of such repayment.

          (b) Interest on each Eurodollar Tranche shall accrue during each Yield Period at a rate per annum equal to the sum of (i) LIBOR and (ii) the Applicable Margin and shall be calculated on the basis of actual days over a year of 360 days.

          (c) Interest on the Prime Tranche shall accrue at the Prime Rate in effect from time to time and shall be calculated on the basis of actual days over a year of 365 or 366 days, as the case may be.

     SECTION 3.03 Principal. Notwithstanding the priority of payments set forth in Section 4.03(b) of the Pooling and Administration Agreement, if on any Distribution Date


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occurring on or after the Amortization Commencement Date the Class B Principal
Distributable Amount exceeds the sum (calculated prior to giving effect to distributions pursuant to Section 4.03(b) on such Distribution Date) of (i) the outstanding principal balance of the Prime Tranche, if any, and (ii) the outstanding principal balances of the Maturing Eurodollar Tranches, if any, such excess shall be deposited in the Excess Funding Account pending distribution thereof pursuant to Section 4.03(c).

                                   ARTICLE IV

                                  MISCELLANEOUS

     SECTION 4.01 Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK,

WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     SECTION 4.02 Execution in Counterparts. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

     SECTION 4.03 Effect of Unenforceable Provisions. If any provision hereof shall be invalid, illegal or unenforceable in any jurisdiction, the remaining provisions shall continue to be valid and enforceable and such provision shall continue to be valid and enforceable in any other jurisdiction.

     SECTION 4.04 Amendment, Waiver, Etc.

     (a) This Supplement may be amended, subject to the provisions of Article XIII of the Pooling and Administration Agreement, from time to time by the Administrator, NAFCO and the Trustee by a written instrument signed by each of them, without the consent of any of the holders of the Class B Certificates but only to cure any ambiguities, or to cure, correct or supplement any provisions contained in this Supplement that may be defective or inconsistent with any other provision contained in this Supplement; provided, however, that such action shall not adversely affect in any


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

material respect the interests of any holder of a Class B Certificate (as evidenced by an officer's certificate of the Administrator); and, provided, further, that for purposes of this Supplement, any decrease in the Class B Certificate Rate, or any increase in the Stated Amount shall be deemed to materially adversely affect the interests of a holder of a Class B Certificate.

     (b) The provisions of this Supplement may also be amended, modified or waived from time to time by the Administrator, NAFCO and the Trustee with the consent of the holders of class B Certificates that evidence at lease 66- 2/3% of the outstanding principal amount of the Class B Certificates (exclusive of any Class B Certificates held by NAFCO or any of its Affiliates) to the extent permitted by Section 13.01 of the Pooling and Administration Agreement, and the terms of such Section 13.01 shall apply to any such amendment, modification or waiver.

     SECTION 4.05 The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by NAFCO and the Administrator.

     SECTION 4.06 Instructions in Writing. All instructions given by the Administrator to the Trustee pursuant to this Supplement shall be in writing, and may be included in a Daily Report or the Distribution Date Statement.

     Section 4.07 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Chase Manhattan Bank (USA), not individually or personally but solely as trustee of NAFCO, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of NAFCO is made and intended not as personal representations, undertakings and agreements by The Chase Manhattan Bank (USA) but is made and intended for the purpose of binding only NAFCO and (c) under no circumstances shall The Chase Manhattan Bank (USA) be personally liable for the payment of any indebtedness or expenses of NAFCO or be liable for the breach or failure of any obligation,


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

representation, warranty or covenant made or undertaken by NAFCO under this Agreement or the other Transaction Documents.

     IN WITNESS WHEREOF, NAFCO, the Administrator and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                           NAFCO FUNDING TRUST

                           By: THE CHASE MANHATTAN BANK (USA),
                               not in its individual capacity
                               but solely as Owner Trustee of the
                               NAFCO Funding Trust


                           By: _________________________
                               Name:
                               Title:

                           Address: 802 Delaware Avenue
                                    Wilmington, Delaware  19801
                           Attention:
                           Telephone:
                           Facsimile:


                           NATIONAL AUTO FINANCE COMPANY L.P.

                           By: NATIONAL AUTO FINANCE CORPORATION,
                               as General Partner


                           By: _________________________
                               Name
                               Title:

                           Address: One Park Place

                                    621 NW 53rd Street
                                    Boca Raton, Florida 33487

                           Attention:
                           Telephone: (407) 997-2747
                           Facsimile: (407) 997-2793


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

                           BANKERS TRUST COMPANY,
                             not in its individual
                             capacity but solely as the Trustee of NAFCO
                             Auto Receivables Master Trust


                           By _________________________________
                              Name:
                              Title:

                           Address:  Four Albany Street
                                     New York, New York  10006

                           Attention: Corporate Trust and Agency
                              Group
                           Telephone: 212-250-8360
                           Facsimile: 212-250-6439


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